Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-280733) pertaining to the 2002 Stock Incentive Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,
(2) Registration Statement (Form S-8 No. 333-277587) pertaining to the 2022 Employment Inducement Plan of Ligand Pharmaceuticals Incorporated,

(3) Registration Statement (Form S-3 ASR No. 333-267678) of Ligand Pharmaceuticals Incorporated,

(4) Registration Statement (Form S-8 No. 333-266737) pertaining to the 2022 Employment Inducement Plan of Ligand Pharmaceuticals Incorporated,

(5) Registration Statement (Form S-8 No. 333-265545) pertaining to the 2002 Stock Incentive Plan, as amended and restated, and Non-Qualified Inducement Stock Option Grant Notice and Stock Option Agreement of Ligand Pharmaceuticals Incorporated,

(6) Registration Statement (Form S-8 No. 333-252480) pertaining to the 2002 Stock Incentive Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,

(7) Registration Statement (Form S-8 No. 333-233130) pertaining to the 2002 Stock Incentive Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,

(8) Registration Statement (Form S-8 No. 333-212775) pertaining to the 2002 Stock Incentive Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,

(9) Registration Statement (Form S-8 No. 333-182547) pertaining to the 2002 Stock Incentive Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,

(10) Registration Statement (Form S-8 No. 333-160132) pertaining to the 2002 Stock Incentive Plan, as amended and restated, and Employee Stock Purchase Plan, as amended and restated of Ligand Pharmaceuticals Incorporated,

(11) Registration Statement (Form S-8 No. 333-131029) pertaining to the 2002 Stock Incentive Plan and 2002 Employee Stock Purchase Plan of Ligand Pharmaceuticals Incorporated,

(12) Registration Statement (Form S-8 No. 333-91414) pertaining to the 2002 Stock Incentive Plan and 2002
Employee Stock Purchase Plan of Ligand Pharmaceuticals Incorporated,

(13) Registration Statement (Form S-8 No. 333-106375) pertaining to the 2002 Stock Incentive Plan and 2002
Employee Stock Purchase Plan of Ligand Pharmaceuticals Incorporated, and

(14) Registration Statement (Form S-8 No. 333-117129) pertaining to the 2002 Stock Incentive Plan of Ligand
Pharmaceuticals Incorporated;

of our reports dated February 27, 2026, with respect to the consolidated financial statements of Ligand Pharmaceuticals Incorporated and the effectiveness of internal control over financial reporting of Ligand

Pharmaceuticals Incorporated included in this Annual Report (Form 10-K) of Ligand Pharmaceuticals Incorporated for the year ended December 31, 2025.

/s/ Ernst & Young LLP

San Diego, California
February 27, 2026